UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2014 (December 23, 2014)

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

Stamford, Connecticut 06901

(Address of principal executive offices, including zip code)

(203) 705-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John Romano Amended and Restated Employment Agreement

As set forth in Tronox Limited’s (the “Company”) Form 8-K filed on October 9, 2014, on October 6, 2014, the Company appointed John Romano, its former Senior Vice President and President, Pigment and Electrolytic Operations, as Senior Vice President, Chief Commercial Officer. In connection with such appointment, on December 23, 2014, Tronox LLC, a wholly-owned subsidiary of the Company, entered into an amended and restated employment agreement with John Romano (the “Amended and Restated Agreement”). The Amended and Restated Agreement is effective as of December 23, 2014 and amends and restates Mr. Romano’s former employment agreement with Tronox Incorporated, dated as of January 11, 2011 (the “Prior Employment Agreement”). The Amended and Restated Agreement extends the initial term of the Prior Employment Agreement from December 31, 2015 to December 23, 2017, with automatic successive one-year renewal periods, unless terminated by either party upon at least 90 days advance notice. In addition, the Amended and Restated Agreement includes Mr. Romano’s annual base salary of no less than $498,623 and Mr. Romano’s target annual bonus of no less than 70% of base salary, up to a maximum of 140%. Moreover, Mr. Romano will remain eligible for grants of annual equity awards under the Company’s Management Equity Incentive Plan, as determined by the Human Resources and Compensation Committee of the Company’s Board of Directors.

The Amended and Restated Agreement provides that Mr. Romano will be subject to certain restrictive covenants regarding competition, solicitation, confidentiality and disparagement which are similar in all material respects to the restrictive covenants in the Prior Employment Agreement.

The foregoing description of the Amended and Restated Agreement is summary in nature, and is qualified in its entirety by reference to the Amended and Restated Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement dated as of December 23, 2014 by and between Tronox LLC and John Romano.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

Date: December 23, 2014	By:	/s/ Richard L. Muglia
	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement dated as of December 23, 2014 by and between Tronox LLC and John Romano.